                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  October 18, 1995;
                               (October 5, 1995)

                         CONTINENTAL CABLEVISION, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          33-57471                   04-2370836
   --------                          --------                   ----------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                                The Pilot House
                                  Lewis Wharf
                          Boston, Massachusetts 02110
--------------------------------------------------------------------------------
          (Address of Principal Executive Office, including zip code)



                                (617) 742-9500
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 2:
------

On October 5, 1995, the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated as of August 1, 1995 (the "Agreement") by and among Providence Journal Company, The Providence Journal Company, King Broadcasting Company, King Holding Corp. and Continental Cablevision, Inc. (the "Registrant") were consummated. The Registrant's press release (dated as of October 5, 1995) regarding the consummation of the transactions contemplated by the Agreement is attached herewith as Exhibit A and is hereby incorporated by
                                      ---------
reference.

No other information is provided herewith regarding the Agreement because the Registrant has "previously reported" (as defined in Rule 12b-2) substantially the same information about the Agreement, including the related financial information, as that required by Form 8-K in its Joint Proxy Statement-Prospectus dated August 31, 1995 included as part of its Registration Statement (Registration No. 33-57471).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONTINENTAL CABLEVISION, INC.
                                        (Registrant)



                                        By:/s/ P. Eric Krauss
                                           ------------------------------
                                           P. Eric Krauss
                                           Vice President and Treasurer


Date:  October 18, 1995

                                                                       EXHIBIT A
                                                                       ---------


                            CONTINENTAL CABLEVISION
                          The Pilot House, Lewis Wharf
                          Boston, Massachusetts 02110
                           Telephone: (617) 742-9500


News Release
     FOR IMMEDIATE RELEASE

                  CONTINENTAL TOPS 4 MILLION SUBSCRIBERS WITH
                  PURCHASE OF PROVIDENCE JOURNAL CABLE SYSTEMS

     Boston, MA, October 5, 1995 -- Continental Cablevision, Inc. today completed its acquisition of cable systems owned by the Providence Journal Company.

     The merger adds nearly 800,000 subscribers to Continental's customer base, raising the 32-year-old cable company over the 4-million-subscriber mark and reestablishing it as the nation's third largest cable television operator. As a result of the transaction, Continental has become a publicly reporting company.

     The acquisition extends Continental's reach to 20 states and strengthens the company's network clusters in California, Florida, the Midwest, and New England.

     "The Providence Journal Company's cable systems are a great fit with our existing structure," said Amos B. Hostetter, Jr., founder and chairman of Continental. "Of all the companies in the cable industry, their operations are closest to ours in geography, management philosophy, technology and commitment to customer service."

     Prior to the merger with Continental, Providence Journal Cable was the 15th largest cable multiple system operator (MSO) in the nation, with systems in California, Florida, Idaho, Massachusetts, Minnesota, New York, Rhode Island, and Washington State. Beginning today, all of its systems -- which have operated under the names of Colony, Colony Cablevision, Copley/Colony, and King Videocable -- will be owned and managed by Continental.

     "Our philosophy has been to build community-based businesses where operating decisions are made as close to the customer as possible," noted Bill Schleyer, Continental President and Chief Operating Officer. "Even as we grow, we're striving to maintain that approach, which is critical to success in an increasingly competitive environment."

     While Continental's status changes from privately-held to "publicly reporting", the company's shares are not yet publicly listed. Providence Journal shareholders are prohibited from trading their newly received Continental shares for a period of one year from the closing, due to a "lock-up" provision negotiated by the Providence Journal Company prior to the merger. Continental shares will become publicly listed and traded when the lockup expires, or earlier at Continental's election.

     In addition to its 4.1 million U.S. cable subscribers, Continental maintains ownership interests in a variety of programming services, as well as participation in partnerships providing "alternate access" for voice and data services, and direct-to-home satellite services. It also is active in overseas telecommunications markets, with ownership interests in companies providing cable service in Argentina and Singapore, and a full range of telecommunications services in Australia.

     Continental was founded by Amos Hostetter and H.I. Grousebeck in 1963 and first offered cable television service in Tiffin and Fostoria, Ohio.

                                     #####

For More Information, Contact:
Rob Stoddard, Director of Corporate Communications
(617) 854-3138

                     THE "NEW" CONTINENTAL CABLEVISION INC.

                           Effective October 5, 1995

National Rank                  3rd Largest Cable Television Operator

Total Revenues (1994)          $1.6 Billion*

Subscribers                    4.1 Million*

Homes Passed                   7.1 Million*

States Served                  20

 .  New England Region          Connecticut, Maine, Massachusetts
                               New Hampshire, New York, Rhode Island

 .  Southeast Region            Florida, Georgia, Virginia

 .  Midwest Region              Michigan, Ohio

 .  Central Region              Illinois, Iowa, Minnesota, Missouri, Wisconsin

 .  Western Region              California, Idaho, Nevada, Washington

International Operations

 .  Argentina                   50 percent owner, Fintelco S.A.

 .  Australia                   46.5 percent owner, Optus Vision

 .  Singapore                   25 percent owner, Singapore CableVision

 .  Japan                       memorandum of understanding to pursue
                               joint venture with Tomen Corp.

Other Current Lines of Business

 .  Alternate Access            20 percent owner, Teleport Communications Group;
                               80 percent owner, Continental Fiber Technologies; 66 percent owner, Alternate Access of Virginia

 .  Direct-to-Home Satellite    10.4 percent owner, PRIMESTAR Partners

 .  Programming                 investments in Turner Broadcasting; Home
                               Shopping Network; E! Entertainment Television; New England Cable News; Viewers Choice; The Golf Channel; The Food Channel; The Sunshine Network; Music Choice; Outdoor Life; Speedvision

 .  Other Investments           13 percent owner, Zing Systems, L.P.;
                               12.5 percent owner, National Cable
                               Communications, L.P.

*  Pending additional 1995 acquisitions of cable systems in Michigan.